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                                                                    EXHIBIT 10.1



                               AMENDMENT NUMBER 1
                                     TO THE
            M/I SCHOTTENSTEIN HOMES, INC. 401(K) PROFIT SHARING PLAN
                                     FOR THE
                         ECONOMIC GROWTH AND TAX RELIEF
                           RECONCILIATION ACT OF 2001


         WHEREAS, M/I Schottenstein Homes, Inc. (the "Sponsor") has adopted the M/I Schottenstein Homes, Inc. 401(k) Profit Sharing Plan (the "Plan"); and

         WHEREAS, the Plan provides that it may be amended from time to time;
and

         WHEREAS, the Economic Growth & Tax Relief Reconciliation Act of 2001 ("EGTRRA") became law generally effective on and after January 1, 2002; and

         WHEREAS, the following amendments to the Plan are intended to constitute good faith compliance with the requirements of EGTRRA and shall be construed in accordance with EGTRRA and guidance issued thereunder;

         NOW, THEREFORE, the Plan is amended as follows:

         1. The last sentence set forth in subsection (a) of Section 2.01 of the Plan is deleted in its entirety and the following sentence shall be substituted, effective for taxable years commencing on or after January 1, 2002:

                 The amount of such contribution by the Employer shall be such amount as the Employer may in its discretion determine; provided, however, that, in any year, the amount contributed shall not exceed the amount deductible under Section 404(a)(3)(A) of the Code.

         2. The following subsection (d) shall be added to Section 2.02 of the Plan and shall apply after December 31, 2001:

                 (d) An actively employed Participant who is prevented from making additional Section 401(k) Contributions to the Plan for a Plan Year as a result of a Plan limitation regarding the amount of
            Section 401(k) Contributions the Participant may make for a Plan Year; the limitations imposed by Sections 3.01, 3.0[3](a) or 3.0[3](b) of the Plan or any other applicable limitation, and who has or will attain age 50 by the last day of any calendar year beginning on or after January 1, 2002, may make an additional contribution to the Plan, hereinafter referred to as a "catch-up contribution."

                 The amount of a catch-up contribution made by a Participant shall not exceed the dollar limitation set forth in Code Section 414(v)(2)(B) [as adjusted in

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            accordance with Code Section 414(v)(2)(C)] or the amounts described in Code Section 414(v)(2)(A).

                 Catch-up contributions shall not be subject to the otherwise applicable limitations described in Sections 401(a)(30), 401(k)(3), 404(h), 410(b), 415 or 416 of the Code, or any other applicable limitation for the relevant Plan Year, Limitation Year or calendar year for which such contribution is credited, but shall otherwise be treated as Section 401(k) Contributions. [Notwithstanding the foregoing, catch-up contributions made by a Participant shall not be treated as Section 401(k) Contributions for the purpose of calculating the amount of Matching Contributions that may be allocated to a Participant's Matching Contribution Account.]

                 The provision of this subparagraph shall be applicable on an equivalent basis to all Participants in the Plan who are eligible to make catch-up contributions and to similarly situated participants in any other plan sponsored by an Employer or Affiliate that provides for elective deferrals under a "qualified cash or deferred arrangement" [within the meaning of Treasury Regulation 1.401(k)-1(a)(4)].

         3. Section 2.04 of the Plan, titled "Rollover Contributions," shall be deleted in its entirety and the following shall be substituted, effective for amounts contributed to the Plan by a Participant after December 31, 2001:

            2.04 ROLLOVER CONTRIBUTIONS
                 ----------------------

                 Subject to the Plan Administrator's reasonable determination that a Rollover Contribution meets the requirements of Section 402(c) of the Code, a Participant who is also an active Employee may contribute to the Plan, as a Rollover Contribution, a distribution from an "eligible retirement plan" within the meaning of Code
            Section 402(c)(8)(B), provided such amounts do not consist of after-tax contributions. Amounts so rolled over will be credited to and maintained in the Participant's Rollover Account. Amounts transferred directly from another eligible retirement plan to the Plan pursuant to Section 401(a)(31) of the Code will be treated as a Rollover Contribution.

         4. The first sentence of Section 3.01 of the Plan shall be deleted in its entirety and the following substituted in its place, effective for Limitation Years commencing after December 31, 2001:

                 Annual Additions to each Participant's Account will not exceed the lesser of (a) the amount determined by reference to Code Section 415(c)(1)(A); or (b) 100% of the Participant's "Section 415 Limit Compensation" paid or made available for the applicable Limitation Year.



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         5. The following sentence shall be added to the second paragraph of
Section 3.01 of the Plan at the end thereof, effective for Limitation Years commencing after December 31, 2001:

            Section 415 Limit Compensation shall not include contributions to a Participant's Account for medical benefits [within the meaning of
            Section 401(h) or Section 419A(f)(2) of the Code] after the Participant's separation from service, notwithstanding the fact that such contributions may otherwise be treated as Annual Additions.

         6. The first sentence of subsection (a) of Section 3.03 of the Plan shall be deleted in its entirety and shall be restated as follows, effective for calendar years commencing on or after January 1, 2002:

            For each calendar year, the Section 401(k) Contributions made by a Participant, excluding (i) amounts treated as excess Annual Additions pursuant to Section 3.0[2] of the Plan; and (ii) catch-up contributions deferred by a Participant in accordance with Section 414(v) of the Code, shall not exceed the limitation set forth in
            Section 402(g)(1) of the Code, as adjusted by Section 402(g)(4) of the Code.

         7. The following sentence shall be added to the definition of "deferral percentage" after the first sentence of subsection (c) of Section 3.03 of the Plan, effective for Plan Years commencing on or after January 1, 2002:

            Catch-up contributions deferred by a Participant in accordance with
            Section 414(v) of the Code will not be included in determining the Participant's deferral percentage.

         8. The first sentence of Section 9.01 shall be deleted in its entirety and the following shall be substituted, effective on and after January 1, 2002:

                 A Participant who incurs a severance from employment from the
            Employer and all Affiliates for any reason other than retirement (pursuant to Section 6), death (pursuant to Section 7) or disability (pursuant to Section 8) will be entitled to receive the entire value of his Account. The term "severance from employment" shall be interpreted in accordance with Code Section 401(a)(2)(B)(i)(I) and applicable authority thereunder. This amendment shall not apply to Participants who have severed their employment from the Employer and all Affiliates prior to January 1, 2002.

                 A Participant who is eligible for a distribution pursuant to this section may elect among the forms of benefits set forth in
            Section 11.01.

         9. The reference in subparagraph (iii) of Section 9.02(c) of the Plan to "12 months" shall be revised to read "6 months," effective for hardship distributions received by a Participant on or after January 1, 2002.



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

         10. Subparagraph (iv) of Section 9.02(c) of the Plan shall be deleted, effective on and after January 1, 2002, for hardship distributions made on or after January 1, 2001.

         11. Section 9.03, titled "Disposition of Assets of the Employer or Subsidiary" shall be deleted, effective on and after January 1, 2002.

         12. The reference to "$5,000" each place it appears in Section 11.04 of the Plan shall be deleted and "$5,000 (excluding the Participant's Rollover Account)" shall be substituted, effective for distributions made to Participants after December 31, 2001.

         13. Item (E) of Section 11.05(b)(i) of the Plan shall be deleted in its entirety and the following shall be substituted, effective for distributions from the Plan after December 31, 2001:

             (E) a distribution made to a Participant in accordance with the hardship rules set forth in Treasury Regulation
             1.401(k)-1(d)(2)(ii), to the extent that such distribution is otherwise permitted by the Plan.

         14. The second sentence of paragraph (ii) of Section 11.05(b) of the Plan, definition of "eligible retirement plan," shall be deleted in its entirety and the following paragraph shall be substituted, effective for distributions from the Plan after December 31, 2001:

             An eligible retirement plan shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code
             Section 457(b) which is maintained by a state, political subdivision of a state or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a Surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

         15. Paragraph (i) of Section 16.03(c) of the Plan shall be deleted in its entirety and the following shall be substituted, effective for Plan Years commencing on or after January 1, 2002:

             (i) Loans will be made available to all Participants or
                 Beneficiaries on a reasonably equivalent basis.

         16. Sections 18.01, 18.02 and 18.03 of the Plan shall be deleted in their entirety and the following shall be substituted, effective for Plan Years commencing on or after January 1, 2002:

             18.01 DEFINITIONS
                   -----------

                   If, for any Plan Year, the Plan is a Top Heavy Plan, the
             provisions of Section 18.03 will be applicable. For the purpose of this section, to the extent necessary, the term "Employer" includes an Affiliate other than an Employer; and the term



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             "Employee" includes an employee of an Affiliate other than an
             Employee of the Employer. The following definitions are applicable to this Section 18.01.

                   (a) Key Employee: An Employee who at any time during the Plan
             Year that includes the Determination Date is (i) an officer of the Employer with annual compensation exceeding $130,000 [as adjusted in accordance with Code Section 417(i)(1)(A)]; (ii) a 5% owner of the Employer; or (iii) a 1% owner of the Employer who has annual compensation of more than $150,000. For purposes of this section, "annual compensation" means compensation as defined in Code Section 415(c)(3). The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

                   (b) Non-Key Employee: An Employee or former Employee of the
             Employer who is not a Key Employee. The Beneficiary of a Non-Key Employee will be treated as a Non-Key Employee, and the Beneficiary of a former Non-Key Employee will be treated as a former Non-Key Employee.

                   (c) Determination Date: For all Plan Years subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year, the last day of such Plan Year.

                   (d) Permissive Aggregation Group: The Required Aggregation
             Group of plans plus any other plan or plans of the Employer that, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

                   (e) Required Aggregation Group: (i) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Plan Year containing the Determination Date and the four preceding Plan Years (regardless of whether the Plan has terminated); and (ii) any other qualified plan of the Employer that enables a plan described in (i) of this paragraph (e) to meet the requirements of Code Sections 401(a)(4) or 410.

                   (f) Top Heavy Plan: The Plan, if in any Plan Year it is top
             heavy as set forth in Section 18.02.

                   (g) Top Heavy Compensation: Top Heavy Compensation means
             "compensation" as defined in Code Section 415(c)(3) and Treasury Regulation 1.415(2)(d)(11)(i) for Limitation Years beginning prior to January 1, 1998, taking into consideration Code Section 414(q)(4)(B).



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

            18.02 TOP HEAVY STATUS
                  ----------------

                  The Plan and any other plans aggregated with it will become top heavy pursuant to this Section 18.02 as of the Determination Date if the present value of accrued benefits of Key Employees is more than 60% of the sum of the present value of accrued benefits of all Employees. In the case of more than one plan which is to be aggregated with the Plan, the present value of the accrued benefits of employees in such plan is first determined separately for each plan as of each plan's determination date. The plans will then be aggregated by adding the results of each plan as of the determination dates for such plans that fall within the same calendar year. The combined results will indicate whether the plans are top heavy. For the purpose of determining the present value of the accrued benefits of an Employee (a) the present value of accrued benefits of the Employee will be increased by the aggregate distributions made with respect to such Employee during the period specified in the third paragraph of this Section 18.02 below that ends on the Determination Date; (b) the accrued benefits of former Key Employees will not be taken into account; and (c) the accrued benefits of Employees who have not performed services at any time during the one-year period ending on the Determination Date for the Employer maintaining the Plan will not be taken into account.

                  Notwithstanding the foregoing, if the Plan is aggregated for top heavy purposes with a defined benefit plan, the present value of accrued benefits will be determined, for the Plan and for such other plan, by using the interest rate and mortality assumptions contained in such other plan. If a Required or Permissive Aggregation Group includes two or more defined benefit plans (a) the same actuarial assumptions will be used with respect to all such plans and must be specified in such plans; and (b) the accrued benefits of Non-Key Employees will be determined under a uniform accrual method or, where there is no such method, as if such benefit accrued not more rapidly than the slowest rate of accrual permitted under the fractional rule of Code Section 411(b)(1)(C).

                  The present value of accrued benefits as of the Determination
            Date for any applicable Employee or former Employee is the sum of
            (a) the applicable Employee's Account as of the most recent valuation date occurring within a 12-month period ending on the Determination Date; (b) an adjustment for contributions due as of the Determination Date; and (c) the aggregate distributions made with respect to such individual under the Plan (or a terminated plan that would be required to be aggregated for the purpose of this
            Section 18.02) during the one-year period ending on the Determination Date for distributions other than in-service distributions, and during the five-year period ending on the Determination Date for in-service distributions. [For a profit sharing plan, the adjustment in (b) is generally the amount of contributions actually made after the Valuation Date but on or before the Determination Date.]



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

                  In determining whether the Plan is top heavy, it must be
            aggregated with each plan included in the Required Aggregation Group. In addition, the Employer may aggregate plans included in the Permissive Aggregation Group.

                  Notwithstanding the foregoing, the Plan shall not be treated as a Top Heavy Plan in any Plan Year beginning on or after January 1, 2002, in which the Plan consists solely of (a) a cash or deferred arrangement that meets the requirements of Section 401(k)(12) of the Code; and (b) [matching contributions that comply with Section 401(m)(11) of the Code][[Matching Contributions that comply with
            Section 401(m)(11) of the Code]].

            18.03 MINIMUM CONTRIBUTIONS
                  ---------------------

                  For each Plan Year in which the Plan is top heavy, each
            Participant who is a Non-Key Employee and who is employed on the last day of the Plan Year (including a Participant who was not credited with at least 1,000 Hours of Service in the Plan Year) is required to receive an annual allocation of Employer Contributions (disregarding Social Security benefits) equal to at least 3% of his Top Heavy Compensation; provided that, if the largest percentage of Top Heavy Compensation allocated to a Key Employee (including all
            Section 401(k) Contributions allocated for the benefit of a Key Employee) for a Plan Year is less than 3%, such percentage will be substituted for 3%. Such amount will be referred to in this Section
            18.03 as the "top heavy minimum contribution." For each year in which the Employer maintains a defined benefit plan in addition to the Plan, the requirements of this paragraph will be satisfied for all Non-Key Employees who participate in both plans by providing each Non-Key Employee with the 2% minimum annual benefit provided under the top heavy provisions of the defined benefit plan. For each year in which the Employer maintains another defined contribution plan in addition to the Plan, the minimum benefit described in this paragraph may be provided for Non-Key Employees who participate in both plans by such other defined contribution plan, or the Plan, as elected by the Plan Administrator.

                  For each Plan Year in which the Plan is required to provide the top heavy minimum contribution, the Employer will contribute to the Account of each Non-Key Employee required to receive an allocation pursuant to the previous paragraph an amount equal to the difference between the amount necessary to provide such Non-Key Employee with the top heavy minimum contribution for such year and the amount previously allocated to such Non-Key Employee's Account consisting of Employer Contributions (other than elective contributions under a qualified cash or deferred arrangement) for such year.



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         17. The following sentence shall be added to the last paragraph of the definition of "Annual Additions" contained in Section 21 of the Plan, at the end thereof, effective on and after January 1, 2002:

             Annual Additions shall not include catch-up contributions deferred by the Participant in accordance with Section 414(v) of the Code.

         IN WITNESS WHEREOF, this amendment shall be effective as of the dates set forth above.

                                        M/I SCHOTTENSTEIN HOMES, INC.

                                        By:
                                           -------------------------------------

                                        Name (Print):
                                                     ---------------------------

                                        Title:
                                              ----------------------------------

Date: November 12, 2002
      -----------------



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